Exhibit 10.40
Consent and Fifth Amendment to Amended and Restated Loan and Security Agreement

Borrower:	Cardlytics, Inc., a Delaware corporation
Date:	February 12, 2026

This CONSENT AND FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into among, the Borrower named above (the “Borrower”), the lenders from time to time party to the Loan Agreement (“Lenders”) and Banc of California, a California state-chartered bank (formerly known as Pacific Western Bank) in its capacity as administrative and collateral agent for the Lenders (“Agent”).
Agent, Lenders and Borrower agree to amend the Amended and Restated Loan and Security Agreement between them, dated September 30, 2024 (as amended, the “Loan Agreement”), as follows, effective as of the date hereof except as otherwise provided below. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)
Borrower has advised Lenders and Agent that Borrower has entered into that certain Asset Purchase Agreement dated as of January 23, 2026 (the “APA”) by and among Borrower (as Seller thereunder), PAR Technology Corporation (as Parent of Buyer thereunder) and DB Sub, LLC (as Buyer thereunder), pursuant to which Seller will sell to Buyer the Purchased Assets (as defined in the APA), comprised of all of Seller’s rights, title in, to and under all assets, properties and rights of Seller that are primarily related to, or primarily used in the Business (as defined in the APA), and, also pursuant to the APA, Buyer shall assume the Assumed Liabilities (as defined in the APA) in exchange for the Purchase Price (as defined in the APA) which consists of the Closing Stock Consideration (as defined in the APA) plus the assumption by Buyer of the Assumed Liabilities. The entering into the APA, and the consummation of the sale described therein are collectively referred to herein as the “Bridg Business Disposition.” Pursuant to Section 5.5 (iv) of the Loan Agreement, Borrower is prohibited from entering into the Bridg Business Disposition without the Agent’s and Lender’s prior written consent. Borrower hereby requests that Agent and Lenders consent to the Bridg Business Disposition. Agent and Lenders agree to consent to the Bridg Business Disposition and release its security interest in the assets of Borrower in connection with the Bridg Business Disposition, subject to the terms and conditions provided for herein.
Borrower has also advised Lenders and Agent that Borrower has dissolved DOSH Holdings LLC (“DOSH”) which is a Borrower under the Loan Agreement. Pursuant to Section 5.5 of the Loan Agreement, Borrower cannot dissolve or elect to dissolve without Agent’s prior written consent. Borrower has requested that Agent consent to the dissolution of DOSH. Subject to the terms of this Amendment, Agent is willing to provide such consent.
1.Consent to Bridg Business Disposition. Pursuant to and subject to the terms of Section 5.5 of the Loan Agreement, Agent and Lenders hereby consent to the Bridg Business Disposition and the release of their security interest in the Purchased Assets sold in connection with the Bridg Business Disposition; provided, however, that, (a) as conditions to the effectiveness of such consent, Borrower shall have provided Agent with fully executed copies of the APA and all material agreements, instruments

Banc of California Consent and Fifth Amendment to A&R Loan and Security Agreement
and other documents related thereto and hereby represents and warrants to Agent to be true, correct and complete copies of such documents, in full force and effect and (b) as a condition subsequent to the effectiveness of such consent, Borrower shall have converted the Closing Stock Consideration into cash in accordance with the terms of the APA (and, in any event, at such time as determined by Borrower in its reasonable business discretion after the filing of the Registration Statement (as defined in Section 7.02 of the APA) by Parent of Buyer) and promptly thereafter use a portion of such cash proceeds (estimated to be between $27,500,000 and $30,000,000 as of the Closing Date (as defined in the APA)) to pay down the Obligations to $20,000,000.
It is understood by Borrower, however, that the foregoing consent does not constitute a consent under Sections 5.5 or 7.1 of the Loan Agreement in respect of any matter other than the Bridg Business Disposition, nor a waiver of any other provision or term of the Loan Agreement or any other Loan Document, nor an agreement to consent, in the future, under Sections 5.5 or 7.1 of the Loan Agreement in respect of any matter other than the Bridg Business Disposition, nor an agreement to waive, in the future, any provision or term of the Loan Agreement or any other Loan Document.
2.Release of Security Interest in Purchased Assets. Subject to Section 1 above and effective concurrently with the closing of the Bridg Business Disposition, Agent and Lenders hereby release (without recourse, representation or warranty) its security interest solely in the Purchased Assets sold in connection with the Bridg Business Disposition. After the consummation of the Bridg Business Disposition, Agent agrees to file thereafter a UCC Amendment releasing Agent’s security interest with respect to solely the Purchased Assets being sold pursuant to the APA, in form and substance reasonably satisfactory to Agent and Borrower and otherwise in suitable form for filing in the appropriate governmental offices (“Authorized UCC Amendments”).
3.Consent to Dissolution of DOSH. Agent hereby consents to the dissolution of DOSH (the “Dissolving Borrower”). Agent further agrees that, the Dissolving Borrower having been dissolved and Borrower having provided Agent with copies of the filed necessary dissolution documentation with the Secretary of State of the Dissolving Borrower and having provided written evidence of the same to Agent satisfactory to Agent in its Good Faith Business Judgment, the Dissolving Borrower is hereby deemed, without any further action on the part of Borrower or Agent or Lenders, removed as a Borrower under the Loan Agreement and all other Loan Documents effective as of the date hereof.
4.Added Definition of Fifth Amendment. The definition of “Fifth Amendment” is hereby added to Section 8 of the Loan Agreement, in alphabetical order, and shall read as follows:
“Fifth Amendment” means that Consent and Fifth Amendment to Amended and Restated Loan and Security Agreement, dated as of February 12, 2026 by and between Borrower, Agent and Lenders.
5.Facility Fee. [Reserved].
6.Legal Expenses. Without limitation on the terms of the Loan Documents, Borrower agrees to reimburse Lender for all its documented costs and expenses (including reasonable attorneys’ fees) incurred in connection with this Amendment.
7.Representations True. Borrower represents and warrants to Agent and Lenders that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct in all material respects, except as to representations and warranties that relate to a different date, in which case said representations and warranties continue to be true in all material respects as of said date and

Banc of California Consent and Fifth Amendment to A&R Loan and Security Agreement
those representations and warranties that are conditioned by materiality, which shall be true and correct in all respects.
8.General Release. In consideration for Agent and Lenders entering into this Amendment, Borrower hereby irrevocably releases and forever discharges Agent, Lenders, and their successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, participants, and each of them (collectively, the “Releasees”), from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, which Borrower now has or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done prior to the date of this Amendment arising under or in any way related to the Loan Agreement, this Amendment or any other Loan Document or any of the transactions contemplated herein or therein (collectively, the “Released Claims”). Borrower hereby irrevocably waives the benefits of any and all statutes and rules of law to the extent the same provide in substance that a general release does not extend to claims which the creditor does not know or suspect to exist in its favor at the time of executing the release. Borrower represents and warrants that it has not assigned to any other Person any Released Claim, and agrees to indemnify Agent and Lenders against any and all actions, demands, obligations, causes of action, decrees, awards, claims, liabilities, losses and costs, including but not limited to reasonable attorneys’ fees of counsel of Lenders’ choice and costs, which Lenders may sustain or incur as a result of a breach or purported breach of the foregoing representation and warranty.
9.No Waiver. Nothing herein constitutes a waiver of any default or Event of Default under the Loan Agreement or any other Loan Documents, whether or not known to Agent.
10.Applicable law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT INCLUDING AND GIVING EFFECT TO SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), EXCEPT TO THE EXTENT ANY SUCH OTHER LOAN DOCUMENT EXPRESSLY SELECTS THE LAW OF ANOTHER JURISDICTION AS GOVERNING LAW THEREOF, IN WHICH CASE THE LAW OF SUCH OTHER JURISDICTION SHALL GOVERN.
11.Consent to Jurisdiction. The provisions of Section 9.21 of the Loan Agreement titled: “Consent to Jurisdiction” shall apply to this Amendment, and the terms thereof are incorporated herein by this reference.
12.General Provisions. Borrower hereby ratifies and confirms the continuing validity, enforceability and effectiveness of the Loan Agreement and all other Loan Documents. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Agent, Lenders and Borrower, and the other written documents and agreements between Agent, Lenders and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Agent and Lenders on the one hand and Borrower on the other hand shall continue in full force and effect and the same are hereby ratified and confirmed. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include

Banc of California Consent and Fifth Amendment to A&R Loan and Security Agreement
Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
13.Mutual Waiver of Jury Trial. AGENT AND LENDERS AND BORROWER EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT IT MAY BE WAIVED. EACH OF THE PARTIES, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AMENDMENT, THE LOAN AGREEMENT, OR ANY RELATED INSTRUMENT OR LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), ACTION OR INACTION OF ANY OF THEM. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM. IF FOR ANY REASON THE PROVISIONS OF THIS SECTION ARE VOID, INVALID OR UNENFORCEABLE, THE SAME SHALL NOT AFFECT ANY OTHER TERM OR PROVISION OF THIS AMENDMENT, AND ALL OTHER TERMS AND PROVISIONS OF THIS AMENDMENT SHALL BE UNAFFECTED BY THE SAME AND CONTINUE IN FULL FORCE AND EFFECT.
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Banc of California Consent and Fifth Amendment to A&R Loan and Security Agreement

Borrower: CARDLYTICS, INC. By: /s/ Nick Lynton Name: Nick Lynton Title: Chief Legal and Privacy Officer	Agent and Lender: BANC OF CALIFORNIA By: /s/ Samantha O'Halloran Name: Samantha O’Halloran Title: Senior Vice President

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